UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3150

BMC FUND, INC.
(Exact name of registrant as specified in charter)

800 GOLFVIEW PARK (P. O. BOX 500)
LENOIR, NC 28645
(Address of principal executive offices) (Zip code)

CAROL FRYE
BMC FUND, INC.
P. O. BOX 500
LENOIR, NC 28645
(Name and address of agent for service)

Registrant's telephone number including area code: 828-758-6100

Date of fiscal year end:  October 31, 2008

Date of reporting period:  October 31, 2008

Item 1.  Report to Stockholders.

BMC FUND, INC.

FINANCIAL STATEMENTS AND

SUPPLEMENTARY INFORMATION

Year Ended October 31, 2008

BMC FUND, INC.

TABLE OF CONTENTS

Page No.

Directors and Officers	1

Letter to Shareholders – Management’s Discussion of Fund Performance	2

Graphic Presentation of Portfolio Holdings and Sector Diversification	4

Federal Income Tax Information	5

Supplemental Information	5

Supplemental Proxy Information	6

Report of Independent Registered Public Accounting Firm	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes In Net Assets	10

Notes to Financial Statements	11

Financial Highlights	14

Schedules of Investments:
I. - Investments in Securities of Unaffiliated Issuers	15
II. - Investments in Affiliates	24

BMC FUND, INC.
DIRECTORS AND OFFICERS

DIRECTORS

James T. Broyhill	Winston-Salem, North Carolina
M. Hunt Broyhill	Hickory, North Carolina
Paul H. Broyhill	Lenoir, North Carolina
R. Donald Farmer	Taylorsville, North Carolina
Robert G. Fox, Jr.	Charlotte, North Carolina
Jan E. Gordon	Palm Harbor, Florida
Gene A. Hoots	Charlotte, North Carolina
Brent B. Kincaid	Lenoir, North Carolina
Michael G. Landry	Fort Lauderdale, Florida
John S. Little	Naples, Florida
L. Glenn Orr, Jr.	Winston-Salem, North Carolina
Allene B. Stevens	Lenoir, North Carolina

OFFICERS

Paul H. Broyhill	Chairman and
Chief Executive Officer
M. Hunt Broyhill	President
Boyd C. Wilson, Jr.	Vice President and
Chief Financial Officer
Michael G. Landry	Vice President and
Chief Investment Officer
Gene Hendricks	Vice President and
Chief Compliance Officer
Carol Frye	Secretary and Treasurer

TO OUR SHAREHOLDERS: MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

This shareholder letter will be a difficult one to read, but we hope it provides both insight and confidence as to how we are managing your investment through this chaotic period in market and economic history.  It was also a very challenging letter for us to write.  Our report for the year ended October 31, 2008, which we believe contains complete and pertinent financial information, follows.

To say this has been a difficult market would be an understatement.  In a word, the stock market's performance has been terrible, and got progressively worse as the year progressed.  This has been the only year BMC Fund, Inc. (the “Fund”) has encountered, in the 27-year history of the Fund, a significant loss in our capital. It has been the worst financial market we have ever experienced and certainly the worst since the Great Depression years of the 1930s.

Very few mutual funds made any money this year (those that did were likely playing the short side), and many of the best managers, whose returns we have envied in the past, did considerably worse during this difficult period.  Declines in equity markets ranged from 37.5% at home (as measured by the S&P 500 Index) to 53.8% abroad (as experienced by investors in the MSCI Emerging Markets Index).  By contrast, our Fund was down approximately 32.8% for the twelve months ending October 31, 2008.

We started the year with approx 55% invested in global equities and 45% in bonds, real estate, limited partnerships and other investments, including a 10% cash position.  During the course of the year, we actively reduced our exposure to stocks while raising cash.  In addition, at the end of the fiscal year we spun off P. B. Realty, Inc. to be owned directly by the shareholders.  The Fund’s present allocation is conservatively positioned with the portfolio equally balanced across four major asset classes: global equities, fixed income, alternative investments, and cash equivalents.

While we remain focused on long-term growth, we must balance this goal with safety of principal and our need for immediate income to pay consistent dividends.  Although we have increased our allocation to what have been traditional safe havens (i.e., fixed income), we cannot responsibly ignore the growing risk in these assets as well. We fully anticipate that corporate bond markets will experience greater than normal default risk. Also, the threat of increasing inflation (more on this below) implies that longer duration issues (particularly overbought long term U.S. Treasuries) will be negatively impacted in a rising rate environment.

We have enhanced our income by a strategy of selling covered calls and puts. By selling puts, we are holding ourselves out as willing buyers of equities at prices well below today's levels, where we believe valuations would offer the potential for extremely attractive long term returns. (Keep an eye out for Warren Buffet’s letter to shareholders this year, where he promises to expand on Berkshire Hathaway’s use of the same strategy.)  We are also willing to reduce our equity holdings through the sale of calls at prices we feel are rich for the given macro environment.  At present this strategy is paying well and is an addition to the normal dividends and interest income that we receive.

Looking forward, we anticipate an increasingly severe economic contraction ahead, and we expect this recession to last far longer than the average.  The devastation that has taken place in consumer net worth is unprecedented, outside of the Great Depression.  In light of this, the only way for the consumer to begin to climb out of the financial hole that has been created is through actual saving.  This means a lower level of consumption for a prolonged period of time.

In light of this negative outlook, we will be very measured and disciplined in our capital deployment.  Right now we think cash is king, but we are looking to slowly reinvest our assets in response to collapsing prices, as opportunities arise and conditions indicate.  We will continue to carefully invest in securities with very strong balance sheets and those that are market leaders.  We are already beginning to see opportunities in many businesses with exceptional franchises that are long term survivors and thus, likely to improve their competitive positions throughout this down cycle.

We are encouraged that the Federal Reserve and the Treasury are finally beginning to understand the severity of the problem and address the core issue of the crisis, which we have always believed is capital deficiency and not liquidity.  Both the Treasury and the Fed have now moved to secure areas of the financial system, and the array of actions taken has been nothing short of stunning.  All of these programs require the U. S. government to either issue substantially more Treasury debt or print money.  Treasury borrowings will likely increase $2 trillion above what would have been borrowed.  This is an addition to an escalating budget deficit likely to exceed $1 trillion and the Federal Reserve's balance sheet which we could witness rising to $3 trillion.  A large portion of this increase will be funded by the printing of money.

To say that we are concerned about these trends is a gross understatement.  In the short run, one to two years, we anticipate worsening deflation.  But the greater concern on the horizon is the period that covers three to ten years from now.  We believe that inflation will be a much more significant issue than is currently anticipated by the consensus and thus, poses a serious risk to real, long term purchasing power. The government's concern is always, "How do we get the economy out of this mess, and don't worry about what will take place beyond the near term."  During the last thirty years, it has been exactly this type of short-term thinking that has led to this predicament.  As fiduciaries and stewards of your capital, we continue to balance the important and urgent (deflationary considerations) with the important but not urgent (inflationary risks).

During the year ended October 31, 2008, the Fund paid the following dividends per share:

December 10, 2007 to shareholders of record November 25, 2007	$1.71
March 10, 2008 to shareholders of record February 25, 2008	.25
June 10, 2008 to shareholders of record May 25, 2008	.25
September 10, 2008 to shareholders of record August 25, 2008	.25

Total	$2.46

The Fund paid a dividend of $1.12 per share on December 10, 2008 to shareholders of record November 25, 2008.

Schedule I is a listing of the entire Fund’s diversified securities at October 31, 2008 with a total market value of $100,250,816.

Paul H. Broyhill, Chairman and
    Chief Executive Officer

M. Hunt Broyhill, President

FEDERAL INCOME TAX INFORMATION

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year.  Accordingly, we are advising you that during the year ended October 31, 2008, the Fund paid distributions to its shareholders totaling $2.46 per share, comprised of $1.04 per share ordinary income and short term capital gains which are taxable as ordinary income, and $1.42 per share long term capital gains which are taxable as such. In addition, each shareholder in the Fund received one unit of membership interest in P. B. Realty, LLC for each share of stock held in the Fund on the record date of October 31, 2008, with a value of $3.81 per unit due to the spin off of P. B. Realty, Inc. This distribution will be taxable as ordinary income. The shareholders are furnished a Form 1099 in January of each year, which details the federal tax status of dividends paid by the Fund during the calendar year.  There were no undistributed capital gains during the fiscal year.

SUPPLEMENTAL INFORMATION

Paul H. Broyhill, Chairman and Chief Executive Officer, Michael G. Landry, Vice President and Chief Investment Officer, M. Hunt Broyhill, President, Christopher R. Pavese, CFA, Managing Director, and Dan J. Wakin, Managing Director – Alternative Investments, are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Paul Broyhill has had such responsibility since the inception of the Fund.  Messrs. Landry and Hunt Broyhill have had such responsibility since 2001.  Messrs. Landry and Hunt Broyhill have been engaged in asset management for various institutions and high net worth individuals for more than five years.  Prior to joining the Fund on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JPMorgan Private Bank from January 1999 until February 2005.  At JPMorgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations.  Mr. Wakin has had such responsibility since February 2006, and has served the Fund in other capacities since 1995.

SUPPLEMENTAL PROXY INFORMATION
2008 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of BMC Fund, Inc. was held on February 23, 2008 at Naples Grande Resort & Club, Naples, Florida.  The meeting was held for the following purposes:

1.	To elect the following 12 directors to serve as follows:

Director	Term	Expiring
James T. Broyhill	1 year	2009
M. Hunt Broyhill	1 year	2009
Paul H. Broyhill	1 year	2009
R. Donald Farmer	1 year	2009
Robert G. Fox, Jr.	1 year	2009
Jan E. Gordon	1 year	2009
Gene A. Hoots	1 year	2009
Brent B. Kincaid	1 year	2009
Michael G. Landry	1 year	2009
John S. Little	1 year	2009
L. Glenn Orr, Jr.	1 year	2009
Allene B. Stevens	1 year	2009

2.	To vote upon such other business as may come before the meeting.

The results of the proxy solicitation on the above matters were as follows:

Director	Votes For	Votes Against	Votes Withheld	Abstentions
1. James T. Broyhill	4,902,969	-	30,312	-
M. Hunt Broyhill	4,902,969	-	30,312	-
Paul H. Broyhill	4,902,969	-	30,312	-
R. Donald Farmer	4,902,969	-	30,312	-
Robert G. Fox, Jr.	4,902,969	-	30,312	-
Jan E. Gordon	4,733,910	169,059	30,312	-
Gene A. Hoots	4,902,969	-	30,312	-
Brent B. Kincaid	4,902,969	-	30,312	-
Michael G. Landry	4,902,969	-	30,312	-
John S. Little	4,902,969	-	30,312	-
L. Glenn Orr, Jr.	4,902,969	-	30,312	-
Allene B. Stevens	4,902,969	-	30,312	-

2.	There was no other business voted upon at the Annual Meeting of Shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of BMC Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the BMC Fund, Inc. (the “Company”), including the schedules of investments, as of October 31, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2008, 2007, 2006, 2005, 2004, and 2003, and the seven months ended October 31, 2002 and the years ended March 31, 2002 and 2001.  These financial statements and financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the two years in the period ended March 31, 2000 were audited by other auditors whose report dated May 19, 2000 expressed an unqualified opinion on the financial highlights for those two years.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As explained in note 1, the financial statements include investments valued at $11,508,312 (11.2 percent of net assets), whose fair values have been estimated by management in the absence of readily determinable fair values.  Management’s estimates are based upon information provided by the funds managers or the general partners.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMC Fund, Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for the each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2008, 2007, 2006, 2005, 2004, 2003, and the seven months ended October 31, 2002 and two years ended March 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.

Charlotte, North Carolina
December 23, 2008

BMC FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008

ASSETS AT MARKET VALUE:
Investment securities (cost - $113,278,961)	$100,250,816
Investments in affiliate - wholly owned subsidiary (equity value $565,968)	636,595
Cash and short-term investments	571,894
Receivables, accrued interest and dividends	95,857
Receivable from broker	958,594
Receivable from hedge fund liquidation	136,442
Other assets	43,078

Total assets	102,693,276

LIABILITIES:
Accounts payable and accrued expenses	119,112

NET ASSETS AT OCTOBER 31, 2008 - EQUIVALENT TO $20.79 PER
SHARE ON 4,933,281 SHARES OF COMMON STOCK OUTSTANDING	$102,574,164

SUMMARY OF SHAREHOLDERS' EQUITY:
Common stock, par value $5.00 per share - authorized 70,000,000 shares;
outstanding, 4,933,281 shares	$24,666,405
Retained earnings prior to becoming investment company	84,068,970
Undistributed net investment income	2,537,462
Realized loss on investments	(935,869)
Undistributed nontaxable gain	5,194,714
Unrealized depreciation of investments	(12,957,518)

NET ASSETS APPLICABLE TO COMMON STOCK OUTSTANDING	$102,574,164

See accompanying notes to financial statements.

BMC FUND, INC.
STATEMENT OF OPERATIONS
Year Ended October 31, 2008

INVESTMENT INCOME:
Income:
Interest - taxable bonds	$201,698
Other interest and dividends	4,177,690
Equity in earnings of wholly-owned subsidiaries	736,298

Total income	5,115,686

Expenses:
Legal and professional fees	116,004
Directors' fees (Note 3)	58,000
Interest expense	91,873
Investment expense	118,999
Salaries and benefits	753,953
Property and liability insurance	52,361
Depreciation expense	3,528
Taxes and licenses	123,103
Rent	33,028
Office supplies and expense	44,628
Dues and subscriptions	51,607
Travel and entertainment	90,490

Total expenses	1,537,574

Investment income, net	3,578,112

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Realized losses from investment securities sold	(935,869)
Change in unrealized depreciation of investments for the period	(53,225,219)

Net loss on investments	(54,161,088)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(50,582,976)

See accompanying notes to financial statements.

BMC FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended October 31, 2008 and 2007

	2008	2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Investment income, net	$3,578,112	$3,842,312
Realized gains (losses) from investment securities sold	(935,869)	7,018,329
Change in unrealized appreciation (depreciation) of
investments for the year	(53,225,219)	13,960,781

Net increase(decrease) in net assets resulting from operations	(50,582,976)	24,821,422

Distributions to shareholders from:
Net realized gain on investment securities	(7,018,329)	(10,022,572)
Net investment income	(5,117,542)	(1,323,974)
P. B. Realty, Inc. Spin Off	(13,681,803)	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	(76,400,650)	13,474,876

NET ASSETS AT BEGINNING OF YEAR	178,974,814	165,499,938

NET ASSETS AT END OF YEAR (Including
undistributed net investment income:
10/31/08 - $2,537,462; 10/31/07 - $9,476,729)	$102,574,164	$178,974,814

See accompanying notes to financial statements.

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2008

1.        SIGNIFICANT ACCOUNTING POLICIES

BMC Fund, Inc. (the “Fund”) is a closed-end, diversified investment company registered under the Investment Company Act of 1940, as amended.  Prior to becoming a regulated investment company on April 1, 1981, BMC Fund, Inc. operated as a regular corporation.  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles for investment companies.

A.
Investment Valuations – The investment securities are stated at market value as determined by closing prices on national securities exchanges.  Investment securities include corporate bonds, mutual funds, and common and preferred stocks.

The investments in limited partnerships, other investments and venture capital are stated at estimated fair value as determined by the management of these investments and are approved by the Fund’s Valuation Committee after giving consideration to historical and projected financial results, economic conditions, financial condition of investee and other factors and events subject to change. Because of the inherent uncertainty of those valuations, the estimated values may differ significantly from the values that would have been used had a ready market value for the investments existed, and these differences could be material.

The carrying value of the investment in the wholly owned subsidiary is based on independent appraisals and internal assessments of the fair market values of the subsidiaries’ underlying investments.  Equity in earnings of the wholly owned subsidiaries in the statement of operations represents the current year earnings of the subsidiaries accounted for using the equity method.

The carrying value of the investment in real estate is based on an independent appraisal of the fair market value of the real estate.

B.
Investment Transactions – Investment transactions are accounted for on the date the order to buy or sell is executed.  Realized gains and losses on investments are determined on the basis of specific identification of issues sold or matured.  The aggregate dollar amount of purchases and sales of investment securities, other than government securities and short-term debt securities having maturities of one year or less, for the year ended October 31, 2008, was $233,853,135.

C.
Income Taxes – No federal tax provision is required as it is the Fund’s policy to comply with the provisions of Subchapter M of the Internal Revenue Code of 1954, as amended, including the distribution to its shareholders of substantially all of its income and any capital gains not offset by capital losses.  Also, no state income tax provision has been provided because the states in which the Fund has income recognize the tax exempt status of a regulated investment Fund.

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2008

1.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

D.	Dividend Policy – It is the Fund’s policy to pay dividends during the year in sufficient amounts to meet the requirements to maintain its status as a regulated investment Fund.

E.
Cash and Short-Term Investments – For purposes of financial reporting, the Fund considers all investments at financial institutions with original maturities of three months or less to be equivalent to cash.  Short-term money market investments managed by third party investors are included in investment securities.

F.
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.        LINE OF CREDIT

On October 12, 2007 (renewed on September 26, 2008), the Fund entered into an agreement with a bank for an unsecured line of credit in the amount of $7,500,000 to provide the Fund more flexibility in its payment of dividends and management of its investments.  The interest rate on any borrowings will be at the LIBOR market index rate plus 100 basis points.  No commitment fee is charged on any unused balance.  As of October 31, 2008, the Fund had no borrowings from this line of credit, which expires on March 31, 2009.

3.        ADVISORY BOARD AND REMUNERATION OF DIRECTORS

The Fund does not have an advisory board.  In accordance with Fund policy, the disinterested directors and a certain interested director are paid an annual fee of $3,000 plus $1,000 for each meeting attended in person or $500 cash for each meeting attended by telephone.  Each aforementioned director is paid an additional $1,000 for each day attending a committee meeting in person or $500 by telephone other than on the date of a board meeting.  In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2008

4.        RELATED PARTIES

The Fund owned two wholly-owned subsidiaries, P. B. Realty, Inc. and Broyhill Industries, Inc.  During the year, the Fund contributed an additional $50,000 of capital to Broyhill Industries, Inc.

The Fund conducted a spin off of P. B. Realty, Inc. effective October 31, 2008.  The new company is P. B. Realty, LLC.  Each shareholder in the Fund received one unit of membership interest in the new company for each share of stock held in the Fund on the record date of October 31, 2008.  The statements reflect a distribution to the shareholders of $13,681,803 which represents the Fund’s internal fair market valuation. The actual tax value of the deemed sale dividend amounted to $18,771,477.

The Fund leases office space from Broyhill Investments, Inc. which is controlled by Paul H. Broyhill and M. Hunt Broyhill, both officers of BMC Fund, Inc.  The expense associated with this related party lease for each of the years ended October 31, 2008 amounted to $33,028.  Broyhill Investments, Inc. also acts as a common paymaster for payroll and other shared services. This service is provided at no cost to the Fund.  All amounts paid by Broyhill Investments, Inc. on behalf of the Fund are reimbursed by the Fund. The outstanding payable related to these transactions at October 31, 2008 was $88,823.

5.        IMPAIRED SECURITIES

Selected securities at the end of the year have significant investment impairment issues.  These selected securities, which have an aggregate cost basis of $8,500,000, have been assigned no value at October 31, 2008.  In December 2008, the Fund made an additional $1,000,000 investment in one of the securities mentioned above, which the Fund believes to have no value at the current time.

BMC FUND, INC.
FINANCIAL HIGHLIGHTS
Years Ended October 31, 2008, 2007, 2006, 2005, 2004, and 2003, Seven Month Period Ended October 31, 2002, and Each of the Four Years in the Period Ended March 31, 2002

The following table presents financial information divided into three parts:  per share operating performance, total investment return and ratios and supplemental data for the years ended October 31, 2008, 2007, 2006, 2005, 2004, and 2003, the seven month period ended October 31, 2002, and each of the four years in the period ended March 31, 2002.  The first part, per share operating performance, details the changes on a per share basis of the Company's beginning net asset value to its ending net asset value.  The second part, total investment return, is based on the market price of the Company's shares of stock.  Part three, ratios and supplemental data, provides additional financial information related to the Company's performance.

								Seven Months
								Ended
PER SHARE OPERATING								October 31,
PERFORMANCE	2008		2007	2006	2005	2004	2003	2002			2002	2001		2000	1999

Net asset value, beginning of period	$36.28		$33.55	$32.84	$30.94	$29.17	$25.46	$28.95			$29.44	$31.84		$29.01	$30.55
Net investment income	0.73		0.78	1.06	0.88	0.82	0.95	0.59			1.13	1.31		2.11	1.04
Net gains (losses) on investments	(10.98)		4.25	2.43	2.48	2.08	3.76	(3.45)			(0.30)	(2.13)		2.11	(0.16)
Total from investment operations	(10.25)		5.03	3.49	3.36	2.90	4.71	(2.86)			0.83	(0.82)		4.22	0.88
Less distributions:
Dividends from net investment income	1.04		2.03	2.37	-	0.65	0.45	0.56			0.84	1.58		1.10	1.49
Distributions from capital gains	1.42		0.27	0.41	1.46	0.48	0.55	0.07			0.48	-		0.29	0.93
P. B. Realty, Inc. Spin-off	2.78		-	-	-	-	-	-			-	-		-	-
Total distributions	5.24		2.30	2.78	1.46	1.13	1.00	0.63			1.32	1.58		1.39	2.42
Net asset value, end of period	$20.79		$36.28	$33.55	$32.84	$30.94	$29.17	$25.46			$28.95	$29.44		$31.84	$29.01

Per share market value, end of period[1]	$26.00		$26.00	$26.00	$26.00	$26.00	$26.00	$26.00			$26.00	$26.00		$26.00	$26.00

TOTAL INVESTMENT RETURN[2]	(39.42	) %	19.35%	13.40%	12.95%	11.14%	18.12%	(18.85	) %	*	3.20%	(3.15	) %	16.23%	3.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$102,574		$178,975	$165,500	$162,027	$152,623	$143,910	$125,596			$142,811	$145,221		$157,057	$143,092
Ratio of expenses to average net assets[3]	1.02%		0.75%	0.73%	0.60%	0.73%	0.73%	0.71%		*	0.62%	0.49%		0.40%	0.32%
Ratio of net investment income to
average net assets[3]	2.37%		2.26%	3.20%	2.77%	2.70%	3.52%	3.78%		*	3.91%	4.23%		6.99%	3.50%
Portfolio turnover rate	67.44%		51.23%	48.22%	57.54%	40.10%	52.51%	31.95%			67.18%	33.65%		94.21%	80.17%

1Unaudited - Based on stock trades, which are very limited, during that year.
2Unaudited - Computed as follows:  income from investment operations divided by per share market value.
3Average is computed on a quarterly basis.
*Annualized

BMC FUND, INC.					SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS
October 31, 2008

Debt Issuer	Coupon Interest Rate	Maturity Date	Face Amount	Market Value	Percent of Net Assets

FIXED INCOME:
OAKWOOD HOMES CORP[1]	7.875%	3/1/2004	$1,000,000	$480,000
LEHMAN BROTHERS HLDGS INC NIKKEI	0.000%	9/29/2008	3,000,000	-
LEHMAN BROTHERS HLDGS INC INTL BASKET	0.000%	11/15/2008	1,000,000	-
AUSTRALIA GOVT BOND	7.500%	9/15/2009	984,960	814,078
LEHMAN BROTHERS HLDGS INC MEDIUM TERM	0.000%	3/15/2011	2,500,000	-

TOTAL INVESTMENTS IN TAXABLE BONDS			$8,484,960	$1,294,078	1.26%

1 In default

BMC FUND, INC.				SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2008

Company Name	Shares Held	Cost	Market Value	Percent of Net Assets

MUTUAL FUNDS:
BOND MUTUAL FUNDS
CURRENCY SHARES JAPANESE Y	5,000.00	$471,775	$504,850
FLAHERTY & CRUMRINE PREFER	6,000.00	72,548	34,200
GABELLI CONVERTIBLE & INCO	32,600.00	203,772	195,274
ISHARES LEHMAN 7-10 YEAR T	5,000.00	443,948	439,450
PIMCO FDS DEV LOCAL MK D	28,473.80	250,000	250,000
SPDR LEHMAN INTL. TREASURY	10,000.00	525,850	491,500
VANGUARD FXD INC SECS INTR	23,668.64	200,000	193,373
WISDOMTREE DREYFUS CHINESE	10,000.00	251,651	251,200
TOTAL BOND MUTUAL FUNDS		2,419,544	2,359,847	2.30%

STOCK MUTUAL FUNDS
INTERNATIONAL EQUITIES
ISHARES INC MSCI BRAZIL	3,000.00	218,411	112,980	0.11%

SPECIALTY FUNDS
CALAMOS CONV OPP INC SH BE	30,000.00	272,656	273,000
HUSSMAN STRATEGIC GROWTH FUND	311,478.07	5,000,000	4,793,648
ISHARES COMEX GOLD TR ISHARES	20,000.00	1,529,956	1,431,600
ISHARES DJ US PHRM	3,000.00	158,105	127,950
IVY ASSET STRATEGY FUND CL	72,445.42	1,979,197	1,480,060
POWERSHARES FINANCIAL PREF	10,000.00	216,190	139,000
SPDR GOLD TRUST	2,000.00	179,230	142,680
SPDR HOMEBUILDERS ETF	20,000.00	350,816	280,800
ULTRASHORT DOW 30 PROSHARE	4,000.00	373,660	281,280
ULTRASHORT RUSSELL 2000 PR	5,000.00	654,325	478,750
VANGUARD HEALTHCARE ETF	2,500.00	144,466	117,150
TOTAL SPECIALTY FUNDS		10,858,601	9,545,918	9.30%

TOTAL STOCK MUTUAL FUNDS		11,077,012	9,658,898	9.41%

TOTAL INVESTMENTS IN MUTUAL FUNDS		$13,496,556	$12,018,745	11.71%

BMC FUND, INC.			SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2008

Company Name	Cost	Market Value	Percent of Net Assets

OTHER INVESTMENTS:

LIMITED PARTNERSHIPS:
INSTITUTIONAL BENCHMARKS SERIES LLC:
-CONVERTIBLE ARBITRAGE SERIES	$1,475,886	$1,187,351
-EVENT DRIVEN SERIES	2,298,592	2,718,627
JMG CAPITAL PARTNERS LP	609,767	1,359,785
LMC COMPASS FUND, LP	1,500,000	1,806,568
RD LEGAL FUNDING PARTNERS LP	1,000,000	1,021,331
RYE SELECT BROAD MARKET FUND LP	1,500,000	-
STARK INVESTMENTS LP	1,000,000	2,432,044
STARK STRUCTURED FINANCE ONSHORE FUND, LP	1,000,000	838,367
WALNUT INVESTMENT PARTNERS LP	235,567	125,639
TOTAL LIMITED PARTNERSHIPS	10,619,812	11,489,712	11.20%

WARRANTS:
CREDIT SUISSE 24-MONTH COMMODITY CURRENCY BASKET	58,400	10,400
CREDIT SUISSE 24-MONTH GULF CURRENCY BASKET	152,400	8,200
TOTAL CALL OPTIONS	210,800	18,600	0.02%

TOTAL OTHER INVESTMENTS	$10,830,612	$11,508,312	11.22%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2008

Sectors and Industries	Shares Held	Company Name	Cost	Market Value	Percent of Net Assets

COMMON STOCKS:
CONSUMER DISCRETIONARY
Consumer Durables and Apparel	172,000.00	HEAD N V NY REGISTRY SH	$345,561	$51,600	0.05%

Consumer Services	12,000.00	CARNIVAL CORP COM	464,310	304,800
	6,300.00	MCDONALDS CORP COM	212,123	364,959
	16,000.00	NEWELL RUBBERMAID	211,055	220,000
	20,000.00	SERVICE CORP INTERNATIONAL	190,582	138,000
			1,078,070	1,027,759	1.00%

Media	18,000.00	DISNEY WALT CO COM	430,398	466,380
	30,000.00	NEWS CORP CL B	458,225	318,600
			888,623	784,980	0.77%

Retailing	9,000.00	AARON RENTS INC COM	208,208	223,110
	17,000.00	HOME DEPOT INC COM	527,536	401,030
			735,744	624,140	0.61%

TOTAL CONSUMER DISCRETIONARY			3,047,998	2,488,479	2.43%

CONSUMER STAPLES
Food & Staples Retailing	750.00	COSTCO COMPANIES INC COM	49,794	42,757
	27,000.00	SAFEWAY INC COM NEW	505,111	574,290
	5,000.00	WAL MART STORES INC COM	253,174	279,050
			808,079	896,097	0.87%

Food, Beverage & Tobacco	5,000.00	ANHEUSER BUSCH COS INC COM	291,725	310,150
	10,000.00	COCA COLA CO COM	468,331	440,600
	6,000.00	DIAGEO P L C SPON ADR NEW	418,515	373,140
	5,000.00	DR. PEPPER SNAPPLE	119,217	114,500
	36,250.00	NESTLE S A SPONSORED ADR	587,036	1,396,557
	4,000.00	PEPSICO INC COM	286,163	228,040
			2,170,987	2,862,987	2.79%

Household & Personal Products	18,000.00	AVON PRODS INC COM	464,052	446,940
	9,000.00	PROCTER & GAMBLE CO COM	557,148	580,860
			1,021,200	1,027,800	1.00%

TOTAL CONSUMER STAPLES			4,000,266	4,786,884	4.67%

ENERGY	1,000.00	APACHE CORP COM	112,790	82,330
	4,000.00	BP PLC SPONSORED ADR	246,544	198,800
	2,500.00	BP PRUDHOE BAY ROYALTY TRU	225,804	206,225
	5,000.00	CHEVRON CORP	251,881	373,000
	7,500.00	CONOCOPHILLIPS COM	300,264	390,075
	6,000.00	CPFL ENERGIA	363,873	262,680
	1,000.00	DEVON ENERGY CORP NEW COM	105,231	80,860
	700.00	DIAMOND OFFSHORE DRILL COM	100,459	62,160
	4,000.00	ENBRIDGE ENERGY PARTNERS	145,031	154,880
	12,000.00	ENTERPRISE PRODS PARTN COM	302,232	292,800
	5,004.00	EXXON MOBIL CORP COM	302,200	370,897
	7,425.00	KINDER MORGAN MANAGEMENT L	357,214	370,879

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2008

Sectors and Industries	Shares Held	Company Name	Cost	Market Value	Percent of Net Assets
	2,574.00	KINDER MORGAN MGMT FRACTIO	1	1
	10,000.00	MARKWEST ENERGY PARTNERS L	349,048	181,500
	200.00	NOBLE CORPORATION SHS	12,623	6,442
	3,000.00	ONEOK PARTNERS LP	161,530	165,210
	6,000.00	PENGROWTH ENERGY TR TR UNI	96,129	67,260
	6,000.00	PENN WEST ENERGY TR TR UNI	136,126	107,160
	3,000.00	SAN JUAN BASIN ROYALTY TRU	91,906	111,690
	250.00	SASOL	11,373	7,233
	10,000.00	SUNCOR ENERGY INC COM	406,092	239,200
	6,000.00	TEPPCO PARTNERS L P UT LTD	164,015	170,820
	1,000.00	TRANSOCEAN INC NEW SHS	141,070	82,330
	8,409.00	UNITED UTILITIES GROUP SPO	270,707	190,080
	3,176.00	WEATHERFORD INTL LTD COM	111,989	53,611
TOTAL ENERGY			4,766,132	4,228,123	4.12%

FINANCIALS
Banks	20,000.00	BANK OF AMERICA CORP COM	822,516	483,400	0.47%

Diversified Financials	18,300.00	ALLIANCE BERNSTEIN HLDG UN	700,828	428,952
	25,000.00	AMERICAN CAPITAL LTD	704,268	351,250
	28,000.00	CITIGROUP INC COM	561,821	382,200
	6,500.00	FRANKLIN RESOURCES INC	607,018	442,000
	582.00	HSBC HLDGS PLC SPON ADR NE	53,498	34,338
			2,627,433	1,638,740	1.60%

Insurance	10,500.00	AFLAC INC COM	548,321	464,940
	2.00	BERKSHIRE HATHAWAY A	218,700	230,980
	8,500.00	MARSH & MCLENNAN COS COM	257,865	248,880
	22,000.00	PROGRESSIVE CORP OHIO	353,800	313,940
			1,378,686	1,258,740	1.23%

Real Estate	35,000.00	MEDICAL PPTYS TR INC COM	370,003	258,300
	3,000.00	W P CAREY & CO LLC COM	92,549	69,000
			462,552	327,300	0.32%

Financial	19,000.00	LEGG MASON	771,807	421,610	0.41%

TOTAL FINANCIALS			6,062,994	4,129,790	4.03%

HEALTH CARE
Health Care Equipment & Services	3,666.00	AMEDISYS INC COM	197,252	206,799
	5,000.00	BARD C R INC COM	206,257	441,250
	15,500.00	CIGNA CORP COM	341,708	252,650
	2,000.00	COVIDIEN LTD	109,285	88,580
	1,000.00	CRYOLIFE INC.	15,192	13,400
	250.00	LABORATORY CORP AMER HLDGS	17,105	15,372
	4,000.00	MEDTRONIC INC COM	215,780	161,320
	1,000.00	PEDIATRIX MED GROUP COM	46,748	38,650
	4,000.00	QUEST DIAGNOSTICS INC COM	204,139	187,200
			1,353,466	1,405,221	1.37%

Pharmaceuticals & Biotechnology	7,600.00	AMGEN INC COM	404,968	455,164

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2008

Sectors and Industries	Shares Held	Company Name	Cost	Market Value	Percent of Net Assets
	20,000.00	BRISTOL MYERS SQUIBB COM	490,286	411,000
	7,500.00	JOHNSON & JOHNSON COM	460,377	460,050
	28,000.00	MERCK & CO INC COM	893,719	866,600
	3,000.00	PDL BIOPHARMA INC COM	37,599	29,250
	67,500.00	PFIZER INC COM	1,334,601	1,195,425
	53,000.00	SCHERING PLOUGH CORP COM	1,012,150	767,970
	15,000.00	WYETH COM	647,022	482,700
			5,280,722	4,668,159	4.55%

Asia Ex-Japan Stock	2,000.00	FRESENIUS MED CARE AG SPON	110,365	90,160	0.09%

Health	1,500.00	STRYKER CORP	101,234	80,190	0.08%

TOTAL HEALTH CARE			6,845,787	6,243,730	6.09%

INDUSTRIALS
Capital Goods	6,000.00	3M COMPANY	522,256	385,800
	8,500.00	CATERPILLAR INC DEL COM	475,618	324,700
	10,000.00	DEERE & CO COM	584,223	385,600
	8,000.00	EMERSON ELEC CO COM	333,888	261,840
	25,000.00	GENERAL ELEC CO COM	703,335	487,750
	11,000.00	IDEX CORP	368,924	254,980
	1,000.00	II-VI INC.	30,286	28,090
	3,000.00	WATTS WATER TECHNOLOGIES	82,507	79,290
			3,101,037	2,208,050	2.15%

Commercial Services & Supplies	3,000.00	AMERICAN ECOLOGY CORP	96,549	52,620
	250.00	STERICYCLE INC COM	12,177	14,607
			108,726	67,227	0.07%

Transportation	200.00	NORFOLK SOUTHERN CORP COM	12,103	11,988	0.01%

TOTAL INDUSTRIALS			3,221,866	2,287,265	2.23%

INFORMATION TECHNOLOGY
Software & Services	200.00	CACI INTL INC CL A	9,943	8,236
	16,000.00	MICROSOFT CORP COM	430,940	357,280
	7,000.00	ORACLE CORP COM	148,921	128,030
	10,000.00	UNITED ONLINE INC COM	114,228	74,000
			704,032	567,546	0.55%

Technology Hardware & Equipment	1,000.00	APPLE COMPUTER INC COM	132,855	107,590
	3,000.00	CISCO SYS INC COM	90,205	53,310
	6,000.00	INTERNATIONAL BUS MACH COM	472,096	557,820
	1,300.00	L-3 COMMUNICATNS HLDGS COM	137,210	105,521
	25,000.00	TYCO ELECTRONICS	741,066	486,000
			1,573,432	1,310,241	1.28%

Semiconductors &	500.00	AMERICAN SUPERCONDUCTOR	16,195	6,255
Semiconductor Equipment	2,000.00	INTEL CORP COM	51,695	32,062
			67,890	38,317	0.04%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2008

Sectors and Industries	Shares Held	Company Name	Cost	Market Value	Percent of Net Assets

TOTAL INFORMATION TECHNOLOGY			2,345,354	1,916,104	1.87%

MATERIALS	20.00	ANGLO AMERN PLC ADR	660	251
	100.00	BHP BILLITON LTD SPONSORED	7,683	3,888
	110.00	BROOKFIELD INFRASTRUCTURE	2,310	1,650
	3,000.00	CEMEX S A SPON ADR 5 ORD	52,524	22,680
	2,000.00	COMPANHIA VALE DO RIO DOCE	55,280	26,240
	3,500.00	ROHM & HAAS CO COM	244,627	246,225
	20,000.00	SEALED AIR CORP NEW	443,629	338,400
	750.00	SOUTHERN COPPER CORP	29,003	10,920
	200.00	SYNGENTA AG SPONSORED ADR	12,789	7,476
TOTAL MATERIALS			848,505	657,730	0.64%

TELECOMMUNICATION SERVICES	1,200.00	BRASIL TELECOM	90,830	41,100
	10,000.00	BT GROUP	207,598	189,000
	200.00	CHINA MOBILE HONG KONG SPO	9,247	8,778
	15,000.00	PARTNER COMMUNICATIONS	233,861	280,200
	500.00	SK TELECOM LTD SPONSORED A	9,648	8,605
	5,688.00	TELECOM CP NEW ZEALAND SPO	82,004	39,588
	18,500.00	TELECOMUNCA DE SAO PAU SPO	418,772	420,875
	10,000.00	WINDSTREAM CORP COM	136,850	75,100
TOTAL TELECOMMUNICATION SERVICES			1,188,810	1,063,246	1.04%

UTILITIES	10,000.00	AMERIGAS PARTNERS L P UNIT	343,733	314,300
	5,000.00	COMPANHIA PARANAENSE de EN	74,827	55,600
	5,000.00	CONSTELLATION ENERGY COM	119,157	121,050
	7,500.00	DUKE ENERGY CORP COM	114,787	122,850
	5,500.00	PROGRESS ENERGY	207,987	216,535
	10,000.00	VEOLIA ENVIRONMENT ADS	240,096	249,500
TOTAL UTILITIES			1,100,587	1,079,835	1.05%

TOTAL INVESTMENTS IN COMMON STOCKS			$33,428,299	$28,881,186	28.16%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2008

Company Name	Shares Held	Cost	Market Value	Percent of Net Assets

PREFERRED STOCKS:
BLUE WATER TR I	10	$1,001,109	$1,000,000
COMCAST CORP 7% NOTE	4,000	$91,267	$80,280
LEARNINGSTATION.COM	1,224,661	500,000	-

TOTAL INVESTMENTS IN PREFERRED STOCKS		$1,592,376	$1,080,280	1.05%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2008

			Market	Percent of
Industries	Company Name	Cost	Value	Net Assets

Short-term Investments	First American Treasury Oblig. Fund Z	$45,468,215	$45,468,215

Total Short-term Investments		$45,468,215	45,468,215	44.33%

TOTAL INVESTMENTS - MARKET VALUE			$100,250,816	97.73%

Aggregate gross unrealized appreciation of security values			$4,929,322
Aggregate gross unrealized depreciation of security values			(17,957,467)
Net appreciation of security values			(13,028,145)
Tax cost of securities			113,278,961

Total market value of securities			$100,250,816

BMC FUND, INC.	SCHEDULE II
INVESTMENTS IN AFFILIATES
As of and for the Year Ended October 31, 2008

	Number of	Amount of Equity
	Shares Held At	In Net Profit	Amount of	Value at
	October 31,	And Loss for the	Dividends	October 31,
Issuer	2008	Period	(1)	2008

Broyhill Industries, Inc. - wholly owned
subsidiary	1,000	$(55,754)	$-	$636,595

P. B. Realty, Inc. - wholly owned
subsidiary (2)	-	792,052	5,555,000	-

TOTAL		$736,298	$5,555,000	$636,595

(1)
All of the dividends received by BMC Fund, Inc. from its wholly owned subsidiaries have been credited to the investment account since BMC Fund, Inc. is accounting for its investment in the subsidiary companies on the equity method.

(2)	The Company conducted a spin off of P. B. Realty, Inc. effective October 31, 2008.

Item. 2.  Code of Ethics.

On July 26, 2003, the Board of Directors of the Registrant
adopted a Code of Ethics for the principal executive
officer and principal financial and accounting officer. The Code was amended by the Board of Directors on  February 24, 2007.

(c)-(e) N/A

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined
that R. Donald Farmer, a member of its Audit Committee,
is an audit committee financial expert.  Mr. Farmer is an
independent director of the Registrant.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: $45,117.00 for the fiscal year ended
October 31, 2007; $41,484.00 for the fiscal year ended
October 31, 2008.

(b) Audit-Related Fees: $2,033.00 for the fiscal year ended
October 31, 2007 and $1,884.00 for the fiscal year
ended October 31, 2008.

(c) Tax Fees: $0.00 for the fiscal year ended
October 31, 2007; $0.00 for the fiscal year ended
October 31, 2008.  These fees were incurred for review
of the tax returns.

(d) All Other Fees: $899.00 for the fiscal year ended
October 31, 2007; $0.00 for the fiscal year
ended October 31, 2008. The fee was incurred for report
production and printing.

(e)(1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

(e)(2) One hundred percent of the services described in
Items 4(b) through 4(d) were approved in accordance with the
Audit Committee Pre-Approval Policy.  As a result, none
of such services was approved pursuant to
paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2008 was attributed to work performed by persons other than the principal accountant's
full-time, permanent employees.

(g) N/A

(h) N/A

Item 5. Audit Committee of Listed Registrants.

N/A

Item 6. Schedule of Investments.

Included as a part of the report to shareholders filed
under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies.

The Board of Directors of the Registrant adopted
Proxy Voting Policies and Procedures on July 26, 2003 and
amended them October 30, 2003, April 5, 2004 and May 26, 2005.
A copy as amended is attached as an exhibit.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

(a)(1)  As of the date of filing of this report, Paul H. Broyhill, Chairman and Chief Executive Officer, Michael G. Landry, Vice President and Chief Investment Officer, M. Hunt Broyhill, President, Christopher R. Pavese, CFA, Managing Director, and Dan J. Wakin, Managing Director – Alternative Investments, are primarily responsible for the day-to-day management of the Registrant’s portfolio.  Mr. Paul Broyhill has served in such capacity since the inception of the Registrant in 1982.  Messrs. Landry and Hunt Broyhill have served in such capacity since 2001.  Messrs. Landry and Hunt Broyhill have been engaged in asset management for various institutions and high net worth individuals for more than five years.  Prior to joining the Registrant on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JP Morgan Private Bank from January 1999 until February 2005.  At JP Morgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations.  Mr. Wakin has served as a portfolio manager since February 2006.  He has been employed by the Registrant since 1995, researching and advising management about hedge funds and other alternative investments.

(a)(2)  The following tables provide information regarding registered investment companies other than the Registrant, other pooled investment vehicles, and other accounts over which the Registrant’s portfolio managers also have day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and the total assets in the accounts with respect to which the fees are based on performance.  The information is provided as of the Registrant’s fiscal year ended October 31, 2008.

Paul H. Broyhill
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	5
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$0	$41,181,618
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Michael G. Landry
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	0
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	0
Assets Managed	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

M. Hunt Broyhill
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	1	3
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$13,684,000	$33,815,960
Assets Managed with Performance-Based Advisory Fees	$0	$12,965,000	$0

Christopher R. Pavese
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	1	18
Number of Accounts Managed with Performance-Based Advisory Fees	None	1	None
Assets Managed	$0	$8,800,000	$3,600,000
Assets Managed with Performance-Based Advisory Fees	$0	$200,000	$0

Dan J. Wakin
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	1	42
Number of Accounts Managed with Performance-Based Advisory Fees	None	1	None
Assets Managed	$0	$13,684,000	$6,625,000
Assets Managed with Performance-Based Advisory Fees	$0	$12,965,000	$0

Material Conflicts of Interest
The Fund recognizes that actual or potential conflicts of interest are inherent in our business.  These actual or potential conflicts may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.  Certain investments may be appropriate for the Fund and also for other clients advised by the portfolio manager.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally.  Therein lies the possibility that a particular security could be bought or sold for the Fund and also for other clients, along with the possibility that a particular security could be bought or sold for the Fund while the opposite transaction could be occurring for other clients due to their investment strategy.

To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

The Fund also recognizes that in some cases, an actual or potential conflict may arise where a portfolio manager may have an incentive, such as a performance-based fee.

The Fund is in the process of developing written policies and procedures designed to address conflicts of interest its portfolio managers may face.

(a)(3)

Compensation Structure of Portfolio Managers
The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the senior management of the Fund.  Salaries are determined by the senior management and are based upon an individual’s position and overall value to the Fund.  Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the Fund and the profitability of the Fund.  Salaries and bonuses for portfolio managers are not based upon criteria such as performance of the Fund or the value of assets of the Fund.  Portfolio managers also have the opportunity to participate in other employee benefits available to all of the employees of the Fund.

(a)(4) The dollar range of the Registrant’s equity securities owned beneficially by the Registrant’s portfolio managers as of the Registrant’s fiscal year ended October 31, 2008 is set forth below:

Name of Portfolio Manager	Dollar ($) Range of Registrant’s Shares Beneficially Owned
Paul H. Broyhill	Over $1,000,000
Michael G. Landry	$1-$10,000
M. Hunt Broyhill	Over $1,000,000
Christopher R. Pavese	None
Dan J. Wakin	None

(b) N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.  Submission of Matters to a Vote of Security Holders.

N/A

Item 11.  Controls and Procedures.

Within the 90 days prior to the date of this report, the Registrant's management carried out an evaluation, under the supervision and with the participation of Registrant's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the Registrant's disclosure controls and procedures pursuant to Rule 30a-3(b) of the Investment Company Act of 1940.  Based upon the evaluation, the Chief Executive Officer and Chief Financial Officer concluded as of a date within 90 days of the filing of this report that the Registrant's disclosure controls and procedures are effective in timely alerting them to material information relating to the Registrant required to be included in the Registrant's periodic SEC filings.

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Registrant's Code of Ethics is attached as Exhibit 12(a)(1).

(a)(2)  Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMC Fund, Inc.

By

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Vice President and
Chief Financial Officer

Date:  December 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Paul H. Broyhill
Paul H. Broyhill
President and Chief Executive Officer

Date:   December 23, 2008

By

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Vice President and
Chief Financial Officer

Date:   December 23, 2008